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                                                                EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Form 8-K of our report dated March 4, 1996 relating to the financial statements of American Video, Inc. and Red Giraffe Video, Inc. included in the Registration Statement on Form S-1 (No. 333-00272) dated May 3, 1996.


                                               /s/ Carpenter & Mountjoy, PSC
                                               -----------------------------
                                                   Carpenter & Mountjoy, PSC


Carpenter & Mountjoy, PSC
Louisville, Kentucky

May 2, 1996